STOCK EXCHANGE AGREEMENT
                            ------------------------

     THIS STOCK EXCHANGE AGREEMENT (the "Agreement"), dated as of March 24, 2000, by and among FIRST CAPITAL INTERNATIONAL, INC., a Delaware corporation ("FCAI"), and MIHHAIL DIDYK, personal code 35001040297, of Tallinn, Republic of Estonia (individually, a "STOCKHOLDER" and collectively the "STOCKHOLDERS"), such person being registered holder of capital stock of AS Mainor Anet, an Estonian corporation ("ANET"), and ANET for the purposes of Articles VII and VIII.

                                 R E C I T A L S
                                 ---------------

     WHEREAS, each Stockholder is the record and beneficial owner of the number of shares of common stock, par value 1,000 EEK per share, of ANET indicated in the table set forth as Exhibit A to this Agreement (which shares are hereinafter collectively referred to as the "ANET Stock");

     WHEREAS, FCAI desires to acquire from the Stockholders, and the Stockholders desire to convey to FCAI, all of the issued and outstanding ANET Stock owned by the Stockholders in exchange for shares of voting common stock, $0,001 par value of FCAI (the "FCAI Stock"), all on the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained in this Agreement, and on the terms and subject to the conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                               EXCHANGE OF SHARES

     Section  1.1  ANET  Stock.  At  the  Closing  (as  defined  below),  each
                   ------------
Stockholder shall transfer, convey and deliver to FCAI the number of shares of ANET Stock set forth opposite their name on Exhibit A hereto, and shall deliver to FCAI stock certificates representing the ANET Stock, duly endorsed to FCAI or accompanied by duly executed stock powers in form and substance satisfactory to FCAI.

     Section 1.2  FCAI STOCK. At the Closing, in exchange for each share of ANET
                  ----------
Stock transferred to FCAI, FCAI shall issue and deliver to each Stockholder the number of shares of FCAI Stock set forth opposite their name on Exhibit A hereto. The transaction by which the transfer shall take place is referred to in this Agreement as the "Exchange".


                           Stock Exchange Agreement - 1

                                   ARTICLE II
                                   THE CLOSING

     The Closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 A.M. on March 24, 2000 (the "Closing Date"), at the offices of FCAI, 5120 Woodway, Suite 9004, Houston, Texas 77056 or at such other time and place as agreed upon among the parties hereto.

                                   ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

     Each of the Stockholders hereby severally represents and warrants to FCAI as follows:

     Section  3.1  Ownership  of  the  ANET  Stock.  The  Stockholder  owns,
                   --------------------------------
beneficially and of record, that number of shares of ANET Stock set forth opposite the Stockholder's name on Exhibit A hereto; except for restrictions imposed by national, federal and state securities laws, (i) such shares are owned by such Stockholder free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances; (ii) the Stockholder has the unrestricted right and power to transfer, convey and deliver full ownership of such shares without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority; and, (iii) upon the transfer of such shares to FCAI as contemplated herein, FCAI will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions.

     Section  3.2  Organization.  If  the  Stockholder  is either a corporation,
                   -------------
limited liability company or partnership, it represents and warrants that it is duly organized, validly existing and in good standing under the laws of the state or nation of its incorporation or formation, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement. If the Stockholder is a corporation, limited liability company or partnership it is qualified as a foreign corporation, foreign limited liability company or foreign partnership (which ever the case may be) and is in good standing in each jurisdiction in which the failure to qualify would have material adverse effect on the business, properties or condition (financial or otherwise) of the corporate, limited liability company or partnership Stockholder.

     Section 3.3   Authorization. If the Stockholder is a person, then he or she
                   --------------
is of the full age of majority, with full power, capacity and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself or herself and his or her spouse, if any. If the Stockholder is a corporation, limited liability company or partnership, then all corporate, limited liability company or partnership action on the part of the corporate, limited liability company or partnership Shareholder necessary for the authorization, execution, delivery and performance of this Agreement and the


                          Stock Exchange Agreement - 2
transactions contemplated hereby has been taken or will be taken prior to the Closing. All action on the part of the Stockholder necessary for the authorization, execution, delivery and performance of this Agreement by the Stockholder has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section  3.4   Pending  Claims.  There  is  no  claim,  suit,  action  or
                    ----------------
proceeding, whether judicial, administrative or otherwise, pending or, to the best of the Stockholder's knowledge, threatened that would preclude or restrict the transfer to FCAI of the ANET Stock owned by the Stockholder or the performance of this Agreement by the Stockholder.

     Section  3.5   No  Default. The execution, delivery and performance of this
                    ------------
Agreement by the Stockholder does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which such Stockholder is a party or by which such Stockholder is bound.

     Section  3.6   Acquisition  of  Stock  for  Investment.  The  Stockholder
                    ----------------------------------------
understands that the issuance of FCAI Stock will not have been registered under the Securities Act of 1933, as amended (the "Act"), or any national or state securities acts, and, accordingly, are restricted securities, and that he/she represents and warrants to FCAI that his/her present intention is to receive and hold the FCAI Stock for investment only and not with a view to the distribution or resale thereof

     Additionally, the Stockholder understands that any sale by the Stockholder of any of the FCAI Stock received under this Agreement will, under current law, require either (a) the registration of the FCAL Stock under the Act and applicable national or state securities acts; (b) compliance with Rule 144 of the Act; or (c) the availability of an exemption from the registration requirements of the Act and applicable national or state securities acts. The Stockholder understands that FCAI has not undertaken and does not presently intend to file a Registration Statement to register the FCAI Stock to be issued to the Stockholder. The Stockholder hereby agrees to execute, deliver, furnish or otherwise provide to FCAI an opinion of counsel reasonably acceptable to FCAI prior to any subsequent transfer of the FCAI Stock, that such transfer will not violate the registration requirements of the federal or national or state securities acts. The Stockholder further agrees to execute, deliver, furnish or otherwise provide to FCAI any documents or instruments as may be reasonably necessary or desirable in order to evidence and record the FCAI Stock acquired hereby.

     To assist in implementing the above provisions, the Stockholder hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the FCAI Stock acquired hereby until the FCAI Stock has been sold, transferred, or otherwise


                           Stock Exchange Agreement -3
disposed of, pursuant to the requirements hereof The legend shall read substantially as follows:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT, ARE RESTRICThD AS TO TRANSFERABILITY, AND MAY NOT BE SOLD, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

     Section  3.7   Stockholders  Access  to Information. The Stockholder hereby
                    -------------------------------------
confirms and represents that he/she: (a) has been afforded the opportunity to ask questions of and receive answers from representatives of FCAI concerning the business and financial condition, properties, operations and prospects of FCAI and has asked such questions as he/she desires to ask and all such questions have been answered to the full satisfaction of the Stockholder; (b) has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of the transactions contemplated hereby; (c) has had an opportunity to engage and is represented by an attorney of his/her choice; (d) has had an opportunity to negotiate the terms and conditions of this Agreement; (e) has been given adequate time to evaluate the merits and risks of the transactions contemplated hereby; and (t) has been provided with and given an opportunity to review all current information about FCAI.

     Section  3.8   Disclosure.  To  the best of the Stockholder's knowledge, no
                    -----------
representation or warranty of the Stockholder contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  3.9   Indemnification  by  Stockholder. The Stockholder recognizes
                   ----------------------------------
that the Exchange being conducted with FCAI is based, to a material degree, upon the representations and warranties of Stockholder as set forth and contained herein and the Stockholder hereby agrees to indemnify and hold harmless FCAI against all damages, costs, or expenses (including reasonable attorney's fees) arising as a result of any breach of representation or warranty or omission made herein by the Stockholder.

     If any action is brought against FCAI in respect of which indemnity may be sought against the Stockholder pursuant to the foregoing paragraph, FCAI shall promptly notify the Stockholder in writing of the institution of such action (but the omission to so notify the Stockholder shall not relieve it from any liability that it may have to FCAI except to the extent the Stockholder is materially prejudiced or otherwise forfeit substantive rights or defenses by reason of such failure), and the Stockholder shall assume the defense of such


                           Stock Exchange Agreement - 4
action, including the employment of counsel to be chosen by the Stockholder to be reasonably satisfactory to FCAI, and payment of expenses. FCAI shall have the right to employ the Stockholder's or their own counsel in any such case, but the fees and expenses of such counsel shall be at FCAI expense, unless the employment of such counsel shall have been authorized in writing by the Stockholder in connection with the defense of such action, or the Stockholder shall not have employed counsel to take charge of the defense of such action, or counsel employed by the stockholder shall not be diligently defending such action, or FCAI shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Stockholder, or that representation of FCAI by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case the Stockholder shall not have the right to direct the defense of such action on behalf of
FCAI), in any of which event such fees and expenses shall be borne by the Stockholder. Anything in this paragraph to the contrary notwithstanding, the Stockholder shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without the Stockholder's written consent, which consent shall not be unreasonably withheld. The Stockholder shall not, without the prior written consent of FCAI effect any settlement of any proceeding in respect of which FCAI is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of FCAI from all liability on claims that are the subject matter of such proceeding.

     Section  3.10   Organization and Capitalization. ANET is a corporation duly
                     --------------------------------
organized, validly existing and in good standing under the laws of the Republic of Estonia, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing. ANET is qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the business, properties or condition (financial or otherwise) of ANET. ANET does not have any subsidiaries or any other investments or ownership interest in any corporation, partnership, joint venture or other business enterprise, except as set forth in Schedule 3.10. The authorized capital stock of ANET consists of 2,400 shares of common stock, 1,000 EEK par value per share, of which 2,400 shares are validly issued and outstanding. All of such issued and outstanding shares of ANET Stock have been duly authorized and validly issued and are fully paid and non-assessable. None of the shares were issued in violation of any preemptive rights. Except as set forth in Schedule 3.10, there are no existing warrants, options, rights of first refusal, conversion rights, calls, commitments or other agreements of any character pursuant to which ANET is or may become obligated to issue any of its stock or securities. ANET has no obligation to repurchase, reacquire or redeem any of its outstanding capital stock.

     Section  3.11   Subsidiaries.  Schedule  3.11  sets  forth  a  complete and
                    --------------
accurate list of all Subsidiaries of ANET, showing (as to each such Subsidiary) the date of its incorporation and the jurisdiction of its incorporation. All of the outstanding capital stock of, or other ownership interests in, each Subsidiary is owned by ANET, directly or indirectly, free and clear of any lien or any other limitation or restriction (including restrictions on the right to


                          Stock Exchange Agreement - 5

vote). All outstanding shares of the capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are free of any preemptive rights. There are no outstanding securities of any Subsidiary convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of any Subsidiary, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating any Subsidiary to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of any Subsidiary.

     Section  3.12   Financial  Information.  ANET  has  delivered  to  FCAI the
                     -----------------------
audited balance sheet of ANET as of 01.01.1999-31.12.1999, together with the related statements of income, changes in shareholder's equity and cash flow for the years then ended, including the related notes, all certified by an independent Estonian certified auditor. Such Financial Statements, including the related notes, are in accordance with the books and records of ANET and fairly present the financial position of ANET and the results of operations and changes in financial position of ANET as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, ANET, as of the date of the Financial Statements, has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, there will not have been any adverse change in the financial condition or other operations, business, properties or assets of ANET other than liabilities incurred in the ordinary course of business in which, in the aggregate, are not in excess of $50,000 from that reflected in the latest Financial Statements of ANET furnished to FCAI pursuant hereto.

     Section  3.13   Litigation. Except as disclosed in Schedule 3.13, there are
                     -----------
no actions, suits or proceedings, formal or informal, pending or, to the best knowledge of the Stockholder's, threatened against ANET, nor is ANET subject to any order, judgment or decree, except in all cases, whether known or unknown, for matters which, in the aggregate, would not result in a loss to ANET in excess of $50,000.

     Section  3.14   Taxes. Except as disclosed in Schedule 3.14, ANET has filed
                     ------
all tax returns and reports due or required to be filed, and has paid all taxes, interest payments and penalties, if any, required to be paid with respect thereto. ANET has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any material tax or governmental charge of any nature.

     Section 3.15    Compliance with Laws. Except as set forth in Schedule 3.15,
                     ---------------------
ANET is, and at all times prior to the date hereof has been, to the best of the Stockholder's knowledge, in compliance with all statutes, orders, rules, and regulations applicable to it or to the ownership of its assets or the


                           Stock Exchange Agreement - 6
operation of its business, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of ANET, and ANET has no basis to expect to receive, and has not received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     Section 3.16   Books and Records. The books of account, minute books, stock
                    ------------------
record books and other records of ANET, all of which have been made available to FCAI, are accurate and complete in all material respects and have been maintained in accordance with sound business practices.

     Section  3.17   Title  to  Properties: Encumbrances. ANET has good title to
                     ------------------------------------
all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of ANET, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as specifically disclosed in Schedule 3.17, (ii) as disclosed in the financial statements of ANET, (iii) statutory liens not yet delinquent, and (iv) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby.

     Section  3.18   Disclosure.  To the best of the Stockholder's knowledge, no
                     -----------
representation or warranty of the Stockholder contained in this Agreement (including the exhibits, addendums and schedules hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  3.19   Insurance.  ANET  and  its  Subsidiaries  maintain adequate
                     ----------
insurance with respect to their respective businesses and are in compliance with all material requirements and provisions thereof.

     Section 3.20   Material Agreements; Action. Except as set forth in Schedule
                    ----------------------------
3.20, there are no material contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which ANET or any of its Subsidiaries is a party or by which it is bound that involve or relate to: (i) any of their respective officers, directors, stockholders or partners or any Affiliate thereof; (ii) the sale of any of the assets of ANET or any of its Subsidiaries other than in the ordinary course of business; (iii) covenants of ANET or any of its Subsidiaries not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with ANET or any of its Subsidiaries in any line of business or in any geographical area; (iv) the acquisition by ANET or any of its Subsidiaries of any operating business or the capital stock of any other Person; (v) the borrowing of money or (vi) the expenditure of more than $50,000 in the aggregate or the performance by ANET or any Subsidiary extending for a period more than


                        Stock Exchange Agreement - 7
one year from the date hereof, other than in the ordinary course of business. There have been made available to FCAI and its representatives true and complete copies of all such agreements. All such agreements are in full force and effect. Neither the Company nor any of its Subsidiaries is in default under any such agreements nor is any other party to any such agreements in default thereunder in any respect.

     Section  3.21   Employee Benefit Plans. ANET is not a party to any employee
                     -----------------------
benefit  plan.

     Section  3.22   No  Pending  Transactions.  Except  for  the  transactions
                     --------------------------
contemplated by this Agreement, neither ANET nor any Subsidiary is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of ANET or any Subsidiary, (ii) the sale of all or substantially all of the assets of ANET or any Subsidiary, or (iii) a change of control of more than five percent of the outstanding capital stock of ANET or any Subsidiary.

     Section 3.23   No Undisclosed Liabilities. To the best of the Stockholder's
                    ---------------------------
knowledge, neither ANET nor or any Subsidiary has any obligation or liability (contingent or otherwise) that would be required to be reflected in the financial statements of the Company in accordance with Estonian Accounting Law except as reflected in ANET's Balance Sheet.

                                   ARTICLE IV
                   LIMITATION OF LIABILITY OF CERTAIN PERSONS

     Section 33N of the Texas Securities Act, which applies to this Offering, limits the liability of certain persons in connection with actions or series of actions under Section 33 of the Texas Securities Act. Specifically, Section 33N limits the liability of an attorney, an accountant, a consultant, or the firm of the attorney, accountant, or consultant (collectively, the "Person") to an amount equal to three times the fee paid by the Company or other seller to the Person for the services related to the offer of securities, unless a court finds the Person engaged in intentional wrong doing in providing the services.

                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF FCAI

     FCAI hereby represents and warrant to the Stockholders as follows:

     Section  5.1   Organization  and Capitalization. FCAI is a corporation duly
                    ---------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement. FCAI is qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the


                           Stock Exchange Agreement-8
business, properties or condition (financial or otherwise) of FCAI. FCAI does not have any subsidiaries or any other investments or ownership interest in any corporation, partnership, joint venture or other business enterprise, except as set forth in Schedule 5.1. Immediately prior to the Closing Date the authorized capital stock of FCAI consists of (i) 100,000,000 shares of common stock, $0.001 par value of which 71,131,142 shares are validly issued and outstanding at the date hereon. All of such issued and outstanding shares of FCAI Stock have been and all of the shares of FCAI Stock to be issued hereby will be, at the Closing, duly authorized and validly issued and are and will be at the Closing fully paid and non-assessable. None of the shares that were issued and none of the shares to be issued hereby will be in violation of any preemptive rights. FCAI has no obligation to repurchase, reacquire or redeem any of its outstanding capital stock. FCAI also has outstanding options to purchase up to 5,710,000 shares of its common stock.

     Section 5.2   Subsidiaries. Schedule 5.2 sets forth a complete and accurate
                   -------------
list of all Subsidiaries of FCAI, showing (as to each such Subsidiary) the date of its incorporation and the jurisdiction of its incorporation. All of the outstanding capital stock of, or other ownership interests in, each Subsidiary is owned by FCAI, directly or indirectly, free and clear of any lien or any other limitation or limitation or restriction (including restrictions on the right to vote). All outstanding shares of the capital stock of any Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are free of any preemptive rights. There are no outstanding securities of any Subsidiary convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of any Subsidiary, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating any Subsidiary to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of any Subsidiary.

     Section  5.3   Authorization.  All  corporate  action  on  the part of FCAI
                    --------------
necessary for the authorization, execution, delivery and performance of this Agreement by FCAI has been taken or will be taken prior to the Closing. FCAI has the requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by FCAI, and constitutes a valid and binding obligation of FCAI, enforceable against FCAI in accordance with its terms;. subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section 5.4   Litigation. Except as set forth in Schedule 5.4, there are no
                   -----------
claims, actions, suits or proceedings, formal or informal, pending or, to the best knowledge of FCAI, threatened against FCAI, nor is FCAI subject to any order, judgment or decree, except in either case for matters which, in the aggregate, would not result in a loss to FCAI in excess of $100,000.


                           Stock Exchange Agreement - 9

     Section 5.5   Taxes. FCAI has filed all federal, state or local tax returns
                   ------
and reports due or required to be filed and has paid all taxes, interest payments and penalties, if any, required to be paid with respect thereto, and has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any material tax or governmental charge of any nature.

     Section 5.6   Financial Information. FCAI has delivered to the Stockholders
                   ----------------------
the audited balance sheet of FCAI as of December 31, 1998 and 1997, together with the related statements of income, changes in shareholder's equity and cash flow for the years then ended, including the related notes, all certified by Ham, Langston & Brezina L.L.P., certified public accountants (the "Financial Statements"). Such Financial Statements, including the related notes, are in accordance with the books and records of FCAI and fairly present the financial position of FCAI and the results of operations and changes in financial position of FCAI as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, FCAI as of the date of the financial statements has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, there will not have been any adverse change in the financial condition or other operations, business, properties or assets of FCAI in excess of $100,000 from that reflected in the latest financial statements of FCAI furnished to the Stockholders pursuant hereto.

     Section  5.7   Compliance  with  Laws. Except as set forth in Schedule 5.7,
                   ------------------------
FCAI is, and at all times prior to the date hereof has been, to the best of its knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the ownership of its assets or the operation of its businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of FCAI and FCAI has no basis to expect, nor has received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     Section  5.8   Title  to  Properties;  Encumbrances.  FCAI  has  good  and
                    -------------------------------------
marketable title to all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of FCAI, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as specifically disclosed in Schedule 5.8, (ii) as disclosed in the Financial Statements of FCAI, (iii) statutory liens not yet delinquent, and (iv) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby.

     Section  5.9   Disclosure. To the best of FCAI knowledge, no representation
                    -----------
or warranty of FCAI contained in this Agreement (including the exhibits, addendums and schedules hereto) contains any untrue statement of a material


                          Stock Exchange Agreement - 10
fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  5.10   No Default. The execution, delivery and performance of this
                     -----------
Agreement by FCAI does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which it is a party or by which it is bound or the Certificate of Incorporation or By-Laws of FCAI or any statute, regulation, law, ordinance, judgment, decree, writ, injunction, order or ruling of any government entity.

     Section  5.11   Pending  Claims.  There  is  no  claim,  suit,  action  or
                     ----------------
proceeding, whether judicial, administrative or otherwise, pending or, to the best of FCAI's knowledge, threatened that would preclude or restrict the transfer to the Stockholders of the FCAI Stock or the performance of this Agreement by FCAI.

     Section  5.12   Insurance.  FCAI  and  its  Subsidiaries  maintain adequate
                     ----------
insurance with respect to their respective businesses and are in compliance with all material requirements and provisions thereof

     Section  5.13   Employee Benefit Plans. FCAI is not a party to any employee
                     -----------------------
benefit  plan.

     Section  5.14   No  Pending  Transactions.  Except as set forth in Schedule
                    ---------------------------
5.14 and for the transactions contemplated by this Agreement, neither FCAI nor any Subsidiary is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (1) the sale, merger, consolidation or recapitalization of FCAI or any Subsidiary, (ii) the sale of all or substantially all of the assets of FCAI or any Subsidiary, or (iii) a change of control of more than five percent of the outstanding capital stock of FCAI or any Subsidiary.

     Section  5.15   No  Undisclosed  Liabilities. To the best of its knowledge,
                     -----------------------------
neither FCAI nor or any Subsidiary has any obligation or liability (contingent or otherwise) that would be required to be reflected in the financial statements of the Company in accordance with GAAP except as reflected in FCAI Balance Sheet.

     Section  5.16   Indemnification  by FCAI. FCAI recognizes that the Exchange
                    --------------------------
being conducted with the Stockholders is based, to a material degree, upon the representations and warranties of FCAI as set forth and contained herein and FCAI hereby agrees to indemnify and hold harmless the Stockholders against all damages, costs, or expenses (including reasonable attorney's fees) arising as a result of any breach of representation or warranty or omission made herein by FCAI.


                          Stock Exchange Agreement-- 11

     If any action is brought against FCAI, the Stockholders (collectively the "Indemnified Parties") in respect of which indemnity may be sought against FCAI pursuant to the foregoing paragraph, the Indemnified Parties shall promptly notify FCAI in writing of the institution of such action (but the omission to so notify FCAI shall not relieve it from any liability that it may have to such Indemnified Parties except to the extent FCAI is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure), and FCAI shall assume the defense of such action, including the employment of counsel to be chosen by FCAI to be reasonably satisfactory to the Indemnified Parties, and payment of expenses. The Indemnified Parties shall have the right to employ FCAI or their own counsel in any such case, but the fees and expenses of such counsel shall be at the Indemnified Party's expense, unless the employment of such counsel shall have been authorized in writing by FCAI in connection with the defense of such action, or FCAI shall not have employed counsel to take charge of the defense of such action, or counsel employed by FCAI shall not be diligently defending such action, or the Indemnified Parties shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to FCAI, or that representation of such Indenmified Party and FCAI by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case FCAI shall not have the right to direct the defense of such action on behalf of the Indemnified Parties), in any of which event such fees and expenses shall been borne by FCAI. Anything in this paragraph to the contrary notwithstanding, FCAI shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without FCAI written consent, which consent shall not be unreasonably withheld. FCAI shall not, without the prior written consent of the Indemnified Parties effect any settlement of any proceeding in respect of which any Indemnified Parties is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of such Indemnified Parties from all liability on claims that are the subject matter of such proceeding.

                                   ARTICLE VI
                                CLOSING; DELIVERY

     Section  6.1(a)   Closing Documents of the Stockholders. The obligations of
                       --------------------------------------
FCAI to effect the transactions contemplated hereby are subject to the delivery by the Stockholders at Closing of each of the following documents:

     (i) The Stockholders shall have delivered certificates evidencing their ANET Common Stock duly endorsed for transfer by the Stockholders to FCAI as contemplated by this Agreement, in form and substance satisfactory to counsel for FCAI.

     Section  6.1(b)   Closing  Documents  of  FCAI.  The  obligations  of  the
                      -----------------------------
Stockholders to effect the transactions contemplated hereby are subject to each of the following conditions:


                          Stock Exchange Agreement - 12

     (i) FCAI shall have delivered either (i) certificates evidencing FCAI Common Stock, duly executed for issuance by FCAI to the Stockholders as contemplated by this Agreement or (ii) letter of instructions from a duly authorized officer of FCAI to OTC Stock Transfer, Inc. (FCAI's transfer agent), instructing the transfer agent to duly issue stock certificates evidencing the shares of Common Stock of FCAI to the Stockholders, all as contemplated by this Agreement, in form and substance satisfactory to counsel for the Stockholders.

     Section  6.1  (c)   Conditions  to  the  Obligations  of  FCAI  and  the
                         ----------------------------------------------------
Stockholders.  The  obligations  of  FCAI  and  the  Stockholders  to effect the
------------
transactions contemplated hereby are further subject to the following condition:

     (i) The Board of Directors of FCAI shall have approved and authorized the transactions contemplated herein.

    (ii) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced or threatened, seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against FCAI or the Stockholders.

                                   ARTICLE VII
                     COVENANTS OF ANET AND ThE STOCKHOLDERS

     Conduct  of Business. From the date hereof until the earlier of the Closing
     ---------------------
Date or termination of this Agreement pursuant to Article IX, ANET shall conduct its business only in the ordinary course consistent with past practice and shall not sell, lease, pledge, dispose of, grant a license in or otherwise transfer or encumber any of its assets or properties other than in the usual and ordinary course of its business or with the prior written consent of FCAI.

                                  ARTICLE VIII
                              ADDITIONAL AGREEMENTS

     Access  to  Information
     -----------------------

     8.1 ANET shall, and shall cause its officers, directors, employees and agents to, afford FCAI complete access at all reasonable times from the date hereof to the Closing Date, to the officers, employees, agents, properties, books, records and contracts of ANET, and shall furnish to FCAI all financial, operating and other data and information as FCAI may reasonably request.


                          Stock Exchange Agreement - 13

     8.2 No investigation pursuant to this Section 8.1 shall affect any representations or warranties of the parties contained herein.

                                   ARTICLE IX
                                   TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated by FCAI at any time prior to Closing.

                                   ARTICLE X

                                   [DELETED]

                                   ARTICLE XI
                                  MISCELLANEOUS

     Section  11.1   Notices.  All notices and other communications provided for
                     --------
herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

     (a)            If  to  FCAI:

                    Mr.  Alex  Genin,  President
                    First  Capital  International,  Inc.
                    5120  Woodway,  Suite  9004
                    Houston,  Texas  77056
                    Fax  (713)  629-4913

                    With  a  copy  to:

                    Robert  D.  Axelrod
                    Axelrod,  Smith  &  Kirshbaum
                    5300  Memorial  Drive,  Suite  700
                    Houston,  Texas  77007
                    Fax:    (713)  552-0202

     (b)            If  to  the  Stockholders,  to:

                    The  addresses  listed  on  Exhibit  A,  attached  hereto.


                          Stock Exchange Agreement - 14

     All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, sent certified mail, return receipt requested, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     Section  11.2   Assignment.  Neither  this Agreement nor any of the rights,
                     -----------
interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, which consent will not be unreasonably withheld. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.

     Section  11.3   Counterparts.  This Agreement can be executed in any number
                     -------------
of counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

     Section  11.4   Section  Headings.  The  section headings contained in this
                     ------------------
Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     Section  11.5   Entire  Agreement.  This  Agreement,  the  documents  to be
                    -------------------
executed hereunder and the exhibits, addendums and schedules attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. All of the exhibits, addendums and schedules referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

     Section  11.6   Validity.  The  invalidity  or  unenforceability  of  any
                     ---------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     Section  11.7   Survival.  The  respective  representations,  warranties,
                     ---------
covenants and agreements set forth in this Agreement shall survive the Closing for a period of one year from the execution hereof


                          Stock Exchange Agreement - 15

     Section 11.8   Public Announcements. The parties hereto agree that prior to
                    ---------------------
making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     Section  11.9   Gender.  All personal pronouns used in this Agreement shall
                     -------
include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

     Section  11.10   Choice  of  Law.  This Agreement shall be governed by, and
                      ----------------
construed in accordance with, the laws of the State of Texas, U.S.A. without regard to principles of conflict of laws.

     Section  11.11   Costs  and  Expenses. FCAI and the Stockholders shall each
                      ---------------------
pay their own respective fees and disbursements incurred in connection with this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed effective as of the day and year first above written.

                                          FIRST  CAPITAL  INTERNATIONAL,  INC.


                                          By:   /s/  Alex  Genin
                                             ----------------------------------
                                              Alex  Genin,  President

                                          STOCKHOLDERS


                                          /s/  Mihhail  Didyk
                                          -------------------------------------
                                          Mr.  Mihhail  Didyk

FOR  THE  PURPOSE  OF  ARTICLES  VII  AND  VIII:

                                          ANET


                                          By:  /s/  Mr.  Mihhail  Didyk
                                               --------------------------------
                                               Mr.  Mihhail  Didyk


                          Stock Exchange Agreement - 16

                                    EXHIBIT A
                                    ---------

                              Shares of ANET to be          Shares of FCAI to be
                              Delivered to FCAI             Received from FCAI
Stockholder                      at  Closing                   at  Closing
--------------------------------------------------------------------------------
Mihhail  Didyk                      -2200-                       -229125-
--------------------------------------------------------------------------------
Address  of  the  Stockholder:
Mihhail  Didyk, Paldiski mnt. 227 - 805, 13520 Tallinn, Republic of Estonia.

                                    ADDENDUM
                                    --------

-  FCAl will cause the following amount of shares to be issued to MIHHAIL DIDYK:

     Two Hundred and Twenty Nine Thousand One Hundred and Twenty Five (229125) Common Restricted (Rule 144) Shares of stock of FCAI, to be issued upon the completion of the formal acquisition of ANET by FOAl.

-  Additionally,  FCAI  will  pay  to  MIHHAIL  DIDYK,  in  cash,  as  follows:

     Twenty Five Thousand Dollars ($25,000.00 USD), within Ten (10) calendar days of the formal acquisition of ANET by FCAI;

     Twenty Five Thousand Dollars ($25,000.00 USD), within Ninety (90) calendar days of the formal acquisition of ANET by FCAI.

ADDITIONAL  CONDITIONS:
-----------------------

FCAl does hereby agree to invest up to Seventy-Five Thousand dollars into ANET's current operations after the acquisition within 12-month period and subject to FCAI's Board of Directors Approval and approved investment schedule.

Additionally FCAI will agree to guarantee to the current Management of ANET, Employment Contracts and further guarantee that ANET's representative will be involved in the Internet related corporate activities in the CIS and Baltic Regions and that FCAI will agree to recognize all current, key employees of ANET and their respective contractual rights as an integral part of the proposed Stock Exchange Agreement.

PRINCIPAL'S  COMPENSATION:
--------------------------

FCAl does hereby agree to pay to the ANET's Company Principle - Mr. Mihhail Didyk, a monthly compensation of Two Thousand Dollars ($2,000.00 USD), during the duration of his Management Contract and FCAI will pay this money directly to Mr. Mihhail Didyk, into his designated account. Further, FCAl does also agree to provide to Mr. Mihhail Didyk, all the Executive benefits as are reasonable and customary in Estonia for an individual in this Executive position.

Additionally, Mr. Mihhail Didyk will be subject to an additional bonus plan in accordance with the profitabilities of the FCAI's ISP related activities, as well as, the FCAI's overall performance.